EXHIBIT 99.3

First Quarter 2006 Earnings Call & Presentation May 3, 2006 CRESCENT REAL ESTATE EQUITIES COMPANY

John Goff Vice Chairman and Chief Executive Officer Denny Alberts President & Chief Operating Officer Jerry Crenshaw Managing Director, Chief Financial Officer Jane Mody Managing Director, Capital Markets Management on Call

The presentation is designed to accompany the press release issued this morning and Crescent's conference call scheduled for today. Certain statements made during the call and in the presentation materials may be considered forward-looking statements within the meaning of the federal securities laws. Although Crescent believes that the expectations set forth in such statements are based upon reasonable assumptions, Crescent's future operations and its actual performance may differ materially from those indicated in any forward-looking statements. Additional information that could cause actual results to differ materially from these statements are detailed in the earnings release issued this morning and from time to time in Crescent's SEC reports, including its annual report on Form 10-K, quarterly reports on Form 10-Q, and reports on Form 8-K. Forward - Looking Statement

Funds From Operations Available to Common Shareholders - diluted, as adjusted 1st Quarter 2006 ? $24.8M or $0.20 per share Net Loss to Common Shareholders - diluted 1st Quarter 2006 ? ($13.1M) or ($0.13) per share 2006 Company Guidance $ 1.25 to $1.40 FFO, as adjusted, per share (1) Funds from operations is a supplemental non-GAAP financial measurement used in the real estate industry to measure and compare the operating performance of real estate companies, although those companies may calculate funds from operations in different ways. The National Association of Real Estate Investment Trusts ("NAREIT") defines funds from operations as Net Income (Loss) determined in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of depreciable operating property, excluding extraordinary items (determined by GAAP), excluding depreciation and amortization of real estate assets, and including the impact of adjustments for unconsolidated partnerships and joint ventures. Crescent's FFO, as adjusted, follows the NAREIT definition, but is adjusted to exclude the impact of impairment charges and debt extinguishment charges related to the sale of real estate assets. Crescent provides this additional calculation of FFO, as adjusted, to exclude these charges, to assist investors in assessing the operating performance of Crescent. A reconciliation of Crescent's FFO before and after such adjustments to GAAP net income is included in the Company's financial statements accompanying this morning's press release and in the "First Quarter 2006 Supplemental Operating and Financial Data" located on the Company's website. FFO should not be considered an alternative to net income. 1st Quarter Earnings Results

Investment Scorecard Investments made from Nov 2004 thru April 2006 (1) In November 2004, Crescent announced three strategic transactions which accelerated its move into investment management and generated cash of $500M (2) Crescent's share is $278.9M (3) Assumes certain projects are executed with a 60% equity partner (4) Includes $58.8M investments held in joint venture (2) (3) (4) (1)

Portfolio % leased occupancy and economic occupancy 90.6% leased occupancy as of March 31, 2006 88.2% economic occupancy as of March 31, 2006 Same-Store NOI growth 1st Quarter 2006 ? (4.9%) GAAP / (0.6%) cash Leasing activity 1st Quarter 2006 ? 0.7 million total net rentable square feet leased ? Includes 0.4 million square feet renewed or re-leased, resulting in 2% decrease in weighted average full-service rental rates over expiring rates (1) Office statistics exclude unstabilized properties and are presented at 100% regardless of Crescent's ownership interest Office Property Results (1)

Sources: CoStar Group (Dallas, Houston, Austin, Denver, Miami); Las Vegas-Grubb & Ellis Market Results Class A Houston Dallas Denver Austin Miami Las Vegas CEI Leased Occupancy 3/31/06 (1) 93.8% 87.3% 89.5% 79.2% 95.5% 97.5% Market Economic Occupancy 3/31/06 84.3% 80.2% 86.2% 85.0% 90.5% 93.3% CEI Quoted Rental Rate 3/31/06 (1) $21.42 $25.61 $20.81 $24.57 $33.50 $31.75 Market Rental Rate 3/31/06 $20.01 $20.94 $20.16 $23.51 $30.03 $28.15 Market Absorption 1st Qtr 685,000 534,000 463,000 444,000 318,000 98,000 Deliveries 1st Qtr 265,000 316,000 0 148,000 0 0 Under Construction 03/31/06 - multi-tenant 309,000 2.1 M 364,000 0 328,000 199,000 Employment Growth March 05 - March 06 3.1% 3.8% 2.1% 3.7% 1.9% 6.7% (1) excludes unstabilized properties

Three Months Ended March 31, Same-Store NOI (in thousands) $10,999 $8,668 Weighted Average Occupancy 74% 69% Average Daily Rate $211 $195 Revenue Per Available Room $156 $134 Fairmont Sonoma Mission Inn & Spa Luxury Resorts & Upscale Business-Class Hotels Hyatt Beaver Creek Resort & Spa 2006 2005

Tucson, AZ CANYON RANCH(r) Lenox, MA Canyon Ranch Resorts Canyon Ranch Living Projects Miami Phase I = 223 condo units + 150-room hotel ^ 100% sold at $671 psf; to be delivered in Dec 2006 Phase II = 209 condo units ^ 65% sold at $1,207 psf Bethesda - announced in April Phase I = 217 condo units + 157-room hotel ^ begin selling in June at $850+ psf (1) Crescent owns 48% of the Canyon Ranch Company which owns all of the assets, including the brand. (1) Three Months Ended March 31, 2006 2005 Weighted Average Occupancy 87% 84% Average Daily Rate $777 $759 Revenue Per Available Room $644 $603

521 Total Units 90,000 square-foot spa and wellness center Phase I 217 condo units + 157 hotel rooms (expected sales price $850+ psf) Phase II 217 condo units + 87 for-rent apartments Initial delivery in late 2008 Canyon Ranch Living Bethesda Rendering Canyon Ranch Living - Bethesda $40M to $50M one-time brand fee income $3.0M to $3.5M annual fee income Canyon Ranch? Conde Nast Traveler Best Destination Spa 10-TIME WINNER CANYON RANCH LIVING(r) Bethesda '

Desert Mountain Crescent Resort Development Desert Mountain Residential lot sales ? 1 Average sales price per lot ? $1.6M Residential unit sales ? 1 Average sales price per unit ? $1.8M Crescent Resort Development Residential unit sales ? 34 Average sales price per unit ? $1.9M Residential lot sales ? 29 Average sales price per lot ? $175,000 Resort Residential Results

Northstar-at-Tahoe(tm) ski resort 172-room hotel and 75 full ownership Ritz Carlton residences Development costs estimated at $300M Expect to bring in JV partner for 60%+ interest Residences priced from $3M to $6M Projected FFO from residences estimated to be $12M (40% interest) Estimated 10% to 11% ROE from hotel operations Summer 2006 groundbreaking with opening expected in 2009 The Ritz-Carlton Highlands Lake Tahoe Ritz-Carlton Highlands, Lake Tahoe